UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 11, 2019
(Date of earliest event reported)

BBCMS Mortgage Trust 2019-C3
(Central Index Key Number 0001772527)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

KeyBank National Association
(Central Index Key Number 0001089877)

(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)

(Exact name of sponsor as specified in its charter)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-226850-02	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.           Other Events.

On June 11, 2019, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2019-C3, Commercial Mortgage Pass-Through Certificates, Series 2019-C3.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
SSTII Self Storage Portfolio II	4.9	N/A
Vanguard Portfolio	4.10	N/A
GNL Industrial Portfolio	4.11	N/A(1)
SWVP Portfolio	4.12	N/A
Inland Devon Self Storage Portfolio	4.13	N/A
NEMA San Francisco	4.14	4.2
787 Eleventh Avenue	4.15	4.3
The Colonnade Office Complex	4.16	4.4
Wolverine Portfolio	4.17	N/A
Kings Mountain Center	4.18	N/A
ExchangeRight Net Leased Portfolio 26	4.19	N/A(1)
Patuxent Crossing	4.20	N/A
The Block Northway	4.21	N/A
Goodyear Portfolio	4.22	4.5
ExchangeRight Net Leased Portfolio 24	4.23	4.6
Heartland Dental Medical Office Portfolio	4.24	4.5
ILPT Hawaii Portfolio	4.25	4.7
Southern Motion Industrial Portfolio	4.26	4.4
Christiana Mall	4.27	4.8
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Midland Loan Services, a Division of PNC Bank, National Association has appointed KeyBank National Association as a subservicer with respect to six (6) Mortgage Loans, representing approximately 13.0% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of June 1, 2019 and attached hereto as Exhibit 4.28, by and between Midland National Association, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Depositor’s Prospectus dated May 20, 2019 and as filed with the Securities and Exchange Commission on June 11, 2019 (the “Prospectus”) under “Transaction Parties—The Primary Servicer—Summary of KeyBank Primary Servicing Agreement”.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $823,080,000, were sold to Barclays Capital Inc. (“Barclays”), UBS Securities LLC (“UBS Securities”), SG Americas Securities, LLC (“SGAS”), Natixis Securities Americas LLC (“Natixis Securities”), KeyBanc Capital Markets Inc. (“KeyBanc”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with Barclays, UBS Securities, SGAS, Natixis Securities and KeyBanc, the “Underwriters”), pursuant to the underwriting agreement, dated as of May 17, 2019 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

 In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On June 11, 2019, the Registrant also sold the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $113,569,542, to Barclays, UBS Securities, SGAS, Natixis Securities and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of May 17, 2019, between the Registrant, BCHI and the Initial Purchasers. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2019-C3 (the “Issuing Entity”), a common law trust fund formed on June 11, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 50 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of May 17, 2019, among the Registrant, BCHI and BCRE, (ii) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of May 17, 2019, between the Registrant and SGFC, (iii) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of May 17, 2019, between the Registrant and KeyBank, (iv) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of May 17, 2019, between the Registrant and UBS AG, (v) Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of May 17, 2019, between the Registrant and NREC, and (vi) Rialto Mortgage Finance, LLC (“RMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of May 17, 2019, between the Registrant and RMF.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated May 20, 2019 and as filed with the Securities and Exchange Commission on June 11, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of May 20, 2019.

On June 11, 2019, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $823,080,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,105,765, were approximately $983,952,294. Of the expenses paid by the Registrant, approximately $155,838 were paid directly to affiliates of the Registrant, $50,000 in the form of fees were paid to the Underwriters, $150,000 were paid to or for the Underwriters and $4,749,927 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-226850) was originally declared effective on September 25, 2018.

 Credit Risk Retention

BCRE, in its capacity as retaining sponsor, is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners (AIV) Aggregator I L.P., acting as a majority-owned affiliate of a third-party purchaser under the Risk Retention Rule, of the Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class J-RR Certificates (the “RR Certificates”).

The aggregate fair value of the RR Certificates is equal to approximately $49,580,194 (excluding accrued interest), representing approximately 5.01% of the aggregate fair value of all of the Regular Certificates. The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that BCRE is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $49,452,903, representing approximately 5.00% of the aggregate fair value of all of the Regular Certificates.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated May 13, 2019 and as filed with the Securities and Exchange Commission on May 13, 2019 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 17, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., UBS Securities LLC, SG Americas Securities, LLC, Natixis Securities Americas LLC, KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC, as underwriters, and Barclays Capital Holdings Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of March 29, 2019, among Natixis Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian.

Exhibit 4.3	Trust and Servicing Agreement, dated as of February 20, 2019, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of April 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of May 1, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated as of March 1, 2019, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Trust and Servicing Agreement, dated as of March 7, 2019, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.8	Trust and Servicing Agreement, dated as of August 9, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee.

Exhibit 4.9	Agreement Between Noteholders, dated as of March 14, 2019, by and among KeyBank National Association, as Initial Note A-1 Holder, and KeyBank National Association, as Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder.

Exhibit 4.10	Amended and Restated Co-Lender Agreement, dated as of June 11, 2019, by and among Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Natixis Real Estate Capital LLC, as Note A-3 Holder, Natixis Real Estate Capital LLC, as Note A-4 Holder, Natixis Real Estate Capital LLC, as Note A-5 Holder, Natixis Real Estate Capital LLC, as Note A-6 Holder, and TCM CRE REIT LLC, as Note B Holder.

Exhibit 4.11	Agreement Between Noteholders, dated as of April 12, 2019, by and between Column Financial, Inc., as Initial Note A-1 Holder, and Société Générale Financial Corporation, as Initial Note A-2 Holder.

Exhibit 4.12	Co-Lender Agreement, dated as of June 11, 2019, by and between Societe Generale Financial Corporation and JPMorgan Chase Bank, National Association.

Exhibit 4.13	Agreement Between Note Holders, dated as of April 24, 2019, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder.

Exhibit 4.14	Co-Lender Agreement, dated as of March 27, 2019, by and among Natixis Real Estate Capital, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Natixis Real Estate Capital LLC, as Note A-3 Holder, Natixis Real Estate Capital LLC, as Note A-4 Holder, Natixis Real Estate Capital LLC, as Note A-5 Holder, Natixis Real Estate Capital LLC, as Note A-B Holder, Natixis Real Estate Capital LLC, as Note B-1 Holder, and Natixis Real Estate Capital LLC, as Note B-2 Holder.

Exhibit 4.15	Agreement Between Noteholders, dated as of January 9, 2019, by and between, Societe Generale Financial Corporation, as Initial Note A-1A Holder, Societe Generale Financial Corporation, as Initial Note A-1B Holder, Societe Generale Financial Corporation, as Initial Note A-1C Holder, Societe Generale Financial Corporation, as Initial Note A-1D Holder, Societe Generale Financial Corporation, as Initial Note A-2 Holder, and Societe Generale Financial Corporation, as Initial Note B Holder,

Exhibit 4.16	Amended and Restated Agreement Among Noteholders, dated as of March 25, 2019, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2-1 Holder, Initial Note A-2-2 Holder, Initial Note A-2-3 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder, The Lincoln National Life Insurance Company, as Initial Note B-1 Holder, Athene Annuity & Life Assurance Company, as Initial Note B-2 Holder, Initial Note B-5 Holder and Initial Note B-6 Holder, Athene Annuity and Life Company, as Initial Note B-3 Holder, American Equity Investment Life Insurance Company, as Initial Note B-4 Holder, and Nonghyup Bank as Trustee for UP Global Private Real Estate Fund V, as Initial Note C Holder.

Exhibit 4.17	Agreement Between Note Holders, dated as of May 14, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note A-9 Holder and Initial Note A-10 Holder.

Exhibit 4.18	Agreement Between Note Holders, dated as of June 11, 2019, by and among Societe Generale Financial Corporation, as Initial Note A-1 Holder, Societe Generale Financial Corporation, as Initial Note A-2 Holder, Societe Generale Financial Corporation, as Initial Note A-3 Holder, and Societe Generale Financial Corporation, as Initial Note A-4 Holder.

Exhibit 4.19	Agreement Between Note Holders, dated as of June 11, 2019, by and among Societe Generale Financial Corporation, as Initial Note A-1 Holder, Societe Generale Financial Corporation, as Initial Note A-2 Holder, and Societe Generale Financial Corporation, as Initial Note A-3 Holder.

Exhibit 4.20	Agreement Between Note Holders, dated as of April 4, 2019, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder.

Exhibit 4.21	Agreement Between Note Holders, dated as of March 14, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-3 Holder, Initial Note A-6 Holder and Initial Note A-7-1 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-2 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-7-2 Holder and Initial Note A-8 Holder.

Exhibit 4.22	Agreement Between Noteholders, dated as of April 9, 2019, by and between Rialto Mortgage Finance, LLC, as Note A-1 Holder, Rialto Mortgage Finance, LLC, as Note A-2 Holder, Rialto Mortgage Finance, LLC, as Note A-3 Holder, Rialto Mortgage Finance, LLC, as Note A-4 Holder, Rialto Mortgage Finance, LLC, as Note A-5 Holder, and Townsend Real Estate Fund, L.P., as Note B Holder.

Exhibit 4.23	Agreement Between Note Holders, dated as of December 28, 2018, by and among Société Générale, as Initial Note A-1 Holder, Société Générale, as Initial Note A-2 Holder, Société Générale, as Initial Note A-3 Holder, and Société Générale, as Initial Note A-4 Holder.

Exhibit 4.24	Amended and Restated Agreement Between Note Holders, dated as of May 14, 2019, by and between Wells Fargo Bank, National Association, as Trustee for the Benefit of the Restricted Holders of UBS Commercial Mortgage Trust 2018-C14 Commercial Mortgage Pass-Through Certificates Series 2018-C14, as Note A-1 Holder and Note A-10 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-2 Holder and Note A-9 Holder, Deutsche Bank AG, New York Branch, as Note A-3 Holder, Wells Fargo Bank, National Association, as Trustee for the Benefit of the Registered Holders of UBS Commercial Mortgage Trust 2018-C15 Commercial Mortgage Pass-Through Certificates Series 2018-C15, as Note A-4 Holder, Note A-5 Holder and Note A-6 Holder, and Wells Fargo Bank, National Association, as Trustee for the Benefit of the Registered Holders of UBS Commercial Mortgage Trust 2019-C16 Commercial Mortgage Pass-Through Certificates Series 2019-C16, as Note A-7 Holder and Note A-8 Holder.

Exhibit 4.25	Agreement Between Note Holders, dated as of March 7, 2019, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-5-1 Holder, Initial Note A-5-2 Holder, Initial Note A-5-3 Holder and Initial Note A-5-4 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Initial Note A-6-1 Holder, Initial Note A-6-2 Holder and Initial Note A-6-3 Holder, and UBS AG, New York Branch, as Initial Note A-3 Holder, Initial Note A-7-1 Holder, Initial Note A-7-2 Holder, Initial Note A-9 Holder, Initial Note A-10 Holder and Initial Note A-11 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, Initial Note A-8-1 Holder and Initial Note A-8-2 Holder.

Exhibit 4.26	Agreement Between Note Holders, dated as of April 16, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder and Initial Note A-6 Holder.

Exhibit 4.27	Co-Lender Agreement, dated as of August 9, 2018, by and among Barclays Bank PLC, as Initial Note 1 Holder, Société Générale, as Initial Note 2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note 3 Holder.

Exhibit 4.28	Primary Servicing Agreement, dated as of June 1, 2019, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 11, 2019.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 11, 2019 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 20, 2019.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of May 17, 2019, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of May 17, 2019, between Societe Generale Financial Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of May 17, 2019, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of May 17, 2019, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of May 17, 2019, between Natixis Real Estate Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of May 17, 2019, between Rialto Mortgage Finance, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 11, 2019	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer